Exhibit 10.24

SECOND AMENDMENT OF Purchase and Sale CONTRACT

THIS SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT(this “Amendment”) is entered into effective as of the 1st day of July, 2011 (“Effective Date”), by and betweenAPARTMENT LODGE 17A LLC, a Colorado limited liability company, having an address at c/o AIMCO, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and FF REALTY LLC, a Delaware limited liability company, having a principal address at 5510 Morehouse Drive, Suite 200, San Diego, California 92121 (“Purchaser”).

RECITALS

A.        Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of May 23, 2011 (as amended by that certain First Amendment to Purchase and Sale Contract dated as if June 3, 2011, collectively, the “Contract”), regarding real property located in the City and County of Denver, Colorado and more particularly described in the Contract.

B.         Seller and Purchaser desire to amend the Contract subject to the terms and conditions described below.

C.        All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

agreements

1.                  Incorporation of Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference.

2.                  Feasibility Period.  Purchaser hereby acknowledges and agrees that as of the date of this Amendment the Feasibility Period has expired and Purchaser’s right to terminate the Contract pursuant to Section 3.2 of the Contract has been permanently waived.

3.                  Loan Approval Period; New Loan Deadline.  By its execution hereof, Purchaser hereby agrees that (i) the Loan Approval Period and the New Loan Deadline have expired, (ii) all rights of Purchaser under the Contract to extend either such date are hereby waived by Purchaser, (iii) Purchaser’s right to terminate the Contract pursuant to Section 4.7 of the Contract (as modified by the First Amendment to the Contract) is hereby waived by Purchaser, (iv) Purchaser has elected to finance the purchase of the Property using the New Loan, and (v) all provisions of the Contract relating to the New Loan, the Loan Commitment and the Loan Assumption and Release are deemed satisfied and/or waived by Purchaser.

4.                  Closing Date.  Anything contained in the Contract to the contrary notwithstanding, the Closing shall occur on July 22, 2011 and neither party shall have any right to extend such date unless the other party shall agree in writing (which agreement may be withheld in such other party’s sole discretion).

5.                  No Further Modification.  Except as modified by this Amendment, the Contract remains unmodified.  The terms and provisions of the Contract as amended by this Amendment remain in full force and effect and are hereby ratified and confirmed.

6.                  Counterparts.  This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

7.                  Telecopied/Electronic Mail Signatures.  A counterpart of this Amendment signed by one party to this Amendment and telecopied or sent by electronic mail to another party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

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IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment as of the date first above stated.

SELLER:

APARTMENT LODGE 17A LLC,

a Colorado limited liability company

By: FOX PARTNERS,

a California general partnership,

its manager

By: FOX CAPITAL MANAGEMENT CORPORATION,

a California corporation,

its managing general partner

By:  /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

PURCHASER:

FF REALTY LLC,

a Delaware limited liability company

By:  /s/Jon A. MacDonald

Name:  Jon A. MacDonald

Title:  General Counsel